UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 11, 2016
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FIRST NBC BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)
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Louisiana	001-35915	14-1985604
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Baronne Street New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (504) 566-8000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On February 1, 2016, First NBC Bank Holding Company (“First NBC”) issued a press release announcing its earnings for the quarter ended December 31, 2015. To supplement and expand upon certain information contained in First NBC’s earnings release, in response to inquiries received from analysts and investors, First NBC is furnishing the supplemental information attached as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
The supplemental information furnished in Exhibit 99.1 contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements do not relate strictly to historical or current facts. Forward-looking statements reflect the current views and estimates of management of First NBC with respect to future economic circumstances, industry conditions, company performance and financial results. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the control of First NBC - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Forward-looking statements are based upon currently available information. First NBC's Annual Report on Form 10-K for the year ended December 31, 2014, as amended, and other reports filed with the Securities and Exchange Commission (“SEC”) describe some additional factors that could cause actual conditions, events or results to differ significantly from those described in forward-looking statements. Forward-looking statements speak only as of the date they are made. Copies of First NBC’s reports filed with the SEC are available in the Investor Relations section of First NBC’s website, www.firstnbcbank.com. First NBC does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made or to reflect the occurrence of unanticipated events.
The supplemental information furnished in Exhibit 99.1 includes industry and other economic data, forecasts and information that have been obtained from independent trade associations, industry publications and surveys, government agencies and other public information available to First NBC. Although First NBC believes these sources to be reliable, First NBC has not independently verified the information. Furthermore, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Supplemental Information, dated February 11, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Dated: February 11, 2016

FIRST NBC BANK HOLDING COMPANY
By:	/s/ Ashton J. Ryan, Jr.
Ashton J. Ryan, Jr. Chairman, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Information, dated February 11, 2016.